EXHIBIT 99.1 Presentation materials for use at meeting with analysts and others on November 6, 2000

SLIDE:   "KINDER MORGAN

         OVERVIEW OF KMI & KMP
         NOVEMBER 2000

         Forward looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The future results and securities values of Kinder Morgan Inc. and Kinder Morgan Energy Partners, L.P. (collectively known as "Kinder Morgan") may differ materially from those expressed in the forward-looking statements contained throughout this presentation. Many of the factors that will determine these results and values are beyond Kinder Morgan's ability to control or predict. These statements are necessarily based upon various assumptions involving judgments with respect to the future, including, among others, the ability to achieve synergies and revenue growth; national, international, regional and local economic, competitive and regulatory conditions and developments; technological developments; capital markets conditions; inflation rates; interest rates; the political and economic stability of oil producing nations; energy markets; weather conditions; business and regulatory or legal decisions; the pace of deregulation of retail natural gas and electricity and certain agricultural products; the timing and success of business development efforts; and other uncertainties. You are cautioned not to put undue reliance on any forward-looking statement."

SLIDE:   [Kinder Morgan logo]
         "TABLE OF CONTENTS

         I.       OVERVIEW
         II.      SYSTEM MAP
         III.     DISTRIBUTION MECHANISM
         IV.      KMP OVERVIEW & STRATEGY
                  -  Segment Overview
                  -  Internal Growth Strategy
                  -  Acquisition Strategy
         V.       KMI OVERVIEW  STRATEGY
                  -  Segment Overview
                  -  Internal Growth Strategy
                  -  Acquisition Strategy"

SLIDE:   "KINDER MORGAN

         I.       OVERVIEW"

SLIDE:   [Kinder Morgan logo]
         "UNIQUE FINANCIAL STRUCTURE

         o RICH KINDER AND BILL MORGAN HAVE LARGEST EQUITY STAKE IN ENERGY INDUSTRY
                  - $1/yr in salary
                  - no bonus, no options
         o        KMI TARGETS 20-30% EPS GROWTH
                  - half internal growth
                  - half from acquisitions at KMP
         o        KMP GENERATES GROWTH AND INCOME
                  - approximately 7% tax deferred yield
                  - increased per unit distributions at over 30% CAGR (c)

         [Chart depicting:
                  -ownership of KMI (corporation) as Management - 25%, Public Shareholders, 75%
                  -KMI (a)
                        -Market Equity       $4.6bn
                        -Debt                 3.6
                                             ----
                        -Enterprise Value    $8.2bn
                  -KMI as 100% owner of General Partner of KMP (partnership) -General Partner of KMP as having a 2% GP Interest,
                         GP Incentive Distributions, and 17% LP Units
                  -81% Public LP Unitholders of KMP
                  -KMP (b)
                        -Market Equity       $3.1bn
                        -Debt                 1.3
                                             ----
                        -Enterprise Value    $4.4bn]

         (a) Market equity and enterprise values assume 116M shares o/s and a price of $40. The debt balance is as of 6/30 per form 10Q
         (b) Market equity and enterprise values assume 64.2M shares o/s and a unit price of $48.75. The debt balance is as of 6/30 per form 10Q
         (c) Calculated since 2/97 when current management assumed control"

SLIDE:   "KINDER MORGAN

         II.      SYSTEM MAP"

SLIDE:   [Kinder Morgan logo]
         "KINDER MORGAN
         SYSTEM MAP"

         [Chart: U.S. Map charting Natural Gas Operations (pipelines, storage and processing plants) and Products Operations (pipelines, bulk terminals and transmix facilities) with legend]

SLIDE:   "KINDER MORGAN

         III.     HOW KMP'S GROWTH AFFECTS KMI"

SLIDE:   [Kinder Morgan logo]
         "GP INCENTIVE DISTRIBUTION CALCULATION

         Under KMP's unique structure, as unitholder distributions are increased, the General Partner gets an increasingly larger share of the upside (a)

         [Chart:]

                   LP Distribution/Unit         LP%            GP%        LP Share        GPShare
         -------------------------------------------------------------------------------------------
         Tier 1    $0.00     to    $1.21        98%            2%          $81.7            $1.7
         Tier 2    1.21      to    1.43         85             15           14.9             2.6
         Tier 3    1.43      to    1.87         75             25           29.7             9.9
         Tier 4              >     1.87         50             50          103.3           103.3
                                                                           -----           -----

         Total Distribution to Partners @ $3.40/Unit                      $229.6          $117.5
         Percent of Total                                                    66%             34%

         A $0.10 INCREASE IN KMP'S DISTRIBUTION PER UNIT PRODUCES $8.2MM OF PRE TAX CASH FLOW FOR KMI (a)

         (a) Based on $3.40 annual LP distribution per unit. Assumes completion of the previously announced transfer of approximately $300M of assets from KMI to KMP in 4Q 2000, after which KMI will own 14M units of a total of 67.5M - transfer expected to take place in 4Q 2000"

SLIDE:            [Kinder Morgan logo]
                  "HOW KMP IMPACTS KMI

                  As the per-unit KMP distributions have increased, the GP's percentage of total cash flow has grown dramatically

                  [Chart:]

                  KMP DISTRIBUTION/UNIT                              KMI% OF KMP CASH FLOW (a)
                  ---------------------                              -------------------------

                  $1.26    $1.88     $2.47   $2.85    $3.40           2%      15%     25%      29%      34%
                  -----    -----     -----   -----    -----           --      ---     ---      ---      ---
                  1996     1997      1998    1999     2000(e)         1996    1997    1998     1999     2000(e)

         (a) Includes only the 2% GP Interest - does not include L.P. units owned by the GP/KMI"

SLIDE:            [Kinder Morgan logo]
                  "HOW KMP IMPACTS KMI

                  The combination of growth in both KMP's total cash flow and KMI's share of that total has produced dramatic cash flow growth for KMI's GP interest

                  [Chart:]

      KMP TOTAL CASH FLOW                                        KMI'S 2% OF G.P. INTEREST (a)
      -------------------                                        -----------------------------

      $16.8M     $30.1M     $152.9M      $198.3M     $330.0M     $0.4M    $4.5M    $38.0M     $58.4M     $111.7M
      ------     ------     -------      -------     -------     -----    -----    ------     ------     -------
      2%         15%        25%          29%         34%
      1996       1997       1998         1999        2000(e)     1996     1997     1998       1999       2000(e)

                  (a) Includes only the 2% GP Interest - does not include L.P. units owned by the G.P. (KMI)"

SLIDE:            "KINDER MORGAN

                  IV.      KMP - OVERVIEW & STRATEGY"

SLIDE:            [Kinder Morgan logo]
                  "KINDER MORGAN ENERGY PARTNERS
                  SEGMENT OVERVIEW

                  [Chart:]

                  MARKET POSITION (a)
                  o        Largest pipeline MLP
                  o        Largest independent refined products pipeline system

                  [Chart:]

                  FINANCIAL PROFILE (b)
                  o        Market Cap:               $3.1bn
                  o        Enterprise Value:         $4.4bn
                  o        Cash Distribution:        $3.40
                  o        Distribution Yield:       7.0%

                  [Chart:]

                  SEGMENT EARNINGS FOR THE FIRST 9 MONTHS OF 2000
                  Bulk Terminals 9%
                  CO2 Pipelines 14%
                  Natural Gas Pipelines 27%
                  Product Pipelines 50%

                  (a) Based on an enterprise value of approximately $4.4 billion
                  (b) Based on $48.75 unit price and 64.2M units o/s"

SLIDE:            [Kinder Morgan logo]
                  "PRODUCT PIPELINES
                  KMP SEGMENT PROFILE

                  o        8,100 MILE MULTIPLE PRODUCT AND JV PIPELINE SYSTEMS
                  o PREDOMINANT MARKET SHARE IN WEST, TRANSPORTING BULK OF REFINED PRODUCTS USED IN CA, AZ AND NV
                  o RAPID POPULATION GROWTH DRIVING CONSUMPTION OF REFINED PETROLEUM PRODUCTS IN WESTERN AND SOUTHEAST REGION OF U.S.
                           - 9 mos YTD - Pacific over 4% volume growth
                           - 9 mos YTD - Plantation over 2% volume growth
                  o        REFINERY HUB TO POPULATION CENTER STRATEGY
                  o        FAVORABLE REGULATORY ENVIRONMENT"

                  [Map of West U.S. showing route of pipeline systems]
                  [Map of Western and Southeast region of U.S. showing route of pipeline systems]

SLIDE:            [Kinder Morgan logo]
                  "NATURAL GAS PIPELINES
                  KMP SEGMENT PROFILE

                  o        KMIGT (FORMERLY KN INTERSTATE)
                           - Transports gas from Rockies and mid-continent to
                             end users
                           - Pony Express connects to Kansas City and pipes
                             moving east
                  o        RED CEDAR
                           - 650 mmcf/day gathering in North San Juan basin
                           - 49% partner with Southern Utes
                  o        TRAILBLAZER
                           - KMP owns 67%; Enron owns 33%
                           - Moves Rockies gas east
                           - Completed open season for approx. 300mmcf/day
                             expansion"

                  [Map of central U.S. showing pipeline routes]

SLIDE:            [Kinder Morgan logo]
                  "CO2 PIPELINES
                  KMP SEGMENT PROFILE

                  o PREMIER INTEGRATED CO2 TRANSPORTER AND MARKETER IN NORTH AMERICA
                  o MOST REVENUES FROM LONG-TERM CONTRACTS WITH MINIMUM DELIVERY GUARANTEES
                  o        NEW ACQUISITIONS AT UNDER 5X CASH FLOW
                           - Approx. $200M for remaining 80% of Shell CO2
                           - Approx. $55mm for CRC pipeline/SACROC unit
                  o        FUTURE GROWTH DRIVEN BY MATURATION OF DOMESTIC OIL
                           BASINS"

                  [Map of south central U.S. showing pipelines]

SLIDE:            [Kinder Morgan logo]
                  "BULK TERMINALS
                  KMP SEGMENT PROFILE

                  o        25 OWNED OR OPERATED BULK TERMINALS




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

                           - Coal
                           - Petroleum Coke
                           - Cement and other
                  o LONG-TERM CONTRACTS AND GEOGRAPHIC DIVERSITY LEAD TO STABLE CASH FLOWS
                  o        GROWTH FROM:
                           - Low sulfur western coal
                           - Increased coking of heavy crude
                           - Inadequate domestic cement capacity"

                  [Photo of bulk terminal]

SLIDE:            [Kinder Morgan logo]
                  "KMP INTERNAL GROWTH STRATEGY

                  o ENHANCE UTILIZATION OF EXISTING ASSETS TO CAPTURE UPSIDE OF FIXED COST ECONOMICS
                           - Southern California expansions
                           - Plantation mainline expansion
                  o        CONTINUE TO REDUCE COSTS
                           - Plantation operations
                           - Enhanced productivity in field operations
                  o        STAY FOCUSED ON MIDSTREAM ASSET OPERATION TO REDUCE
                           RISK
                           - Pipelines and terminals
                           - Fee-based
                           - Limit exposure to commodity price risk"

SLIDE:            [Kinder Morgan logo]
                  "KMP - HISTORICAL GROWTH

                  KMP EXISTING OPERATIONS SHOULD PROVIDE A PLATFORM FOR GROWTH*

                  [Chart:]

                                                 EARNINGS BEFORE DD&A
                  BUSINESS                       LAST 12 MONTHS            GROWTH OUTLOOK
                  --------                       --------------            --------------
                  Products Pipelines             $255M(a)                  7% growth for 9 months ended
                                                                           9/30/00 - expect growth to
                                                                           continue at or above that
                                                                           level - fueled by population
                                                                           growth in the west

                  Natural Gas Pipelines           117M(b)                  Segment composed of assets
                                                                           acquired 12/31/99 - growth
                                                                           expected to be 1-3% annually

                  CO2 Pipelines                    95M(c)                  Growth of 3-5% expected as
                                                                           additional CO2 projects are
                                                                           developed

                  Bulk Terminals                   46M(a)                  9% growth for 9 months ended
                                                                           9/30/00 - expect greater
                                                                           growth in 2001

                  TARGET $27-36M OF ANNUAL INTERNAL GROWTH
                  a) Amount refers to segment earnings before DD&A for the 9 months ended 9/30/00 + 3 months ended 12/31/99
                  b) Amount refers to annualized segment earnings before DD&A based on the 9 months ended 9/30/00 (segment earnings before DD&A multiplied by 1.33)
                  c) Amount refers to annualized segment earnings before DD&A based on the 6 months ended 9/30/00 (segment earnings before DD&A multiplied by 2)
                  * The above figures regarding growth potential are based on various forward-looking assumptions made by the management of Kinder Morgan. While Kinder Morgan believes that these assumptions are reasonable, it can give no assurance that such results will materialize."

SLIDE:            [Kinder Morgan logo]
                  "KMP ANNUAL INTERNAL GROWTH POTENTIAL

                  [Chart:]

                  BUSINESS SEGMENT (GROWTH DRIVER)                      GROWTH POTENTIAL ($MM)
                  --------------------------------                      ----------------------
                  Total Internal Cash Flow Growth Potential             $27-36
                  KMP/DISTRIBUTION PER UNIT (a)                         $0.20-$0.27
                  KMI/AFTER TAX EARNINGS PER SHARE (b)                  $0.08-$0.11

                  * The above figures regarding growth potential are based on various forward-looking assumptions made by the management of Kinder Morgan. While Kinder Morgan believes that these assumptions are reasonable, it can give no assurance that such results will materialize.

                  (a) Based on 67.5M units outstanding

                  (b) Assumes 14M units owned by the GP, 40% tax rate, and 116M shares outstanding"

SLIDE:            [Kinder Morgan logo]
                  "KMP ACQUISITION STRATEGY

                  o RATIONALIZATION BY MAJOR OIL COMPANIES - FTC requirements - Internal restructuring - Other oil companies following suit
                  o  LIQUIDS PIPELINES AND TERMINALS CONSOLIDATION OPPORTUNITIES
                  o  BULK TERMINALS ACQUISITION OPPORTUNITIES
                  o  CONTINUED RESTRUCTURING IN THE NATURAL GAS INDUSTRY

                  KMP: 16 TRANSACTIONS FOR APPROXIMATELY $3.4 BN IN LAST 3.5 YEARS"

SLIDE:            [Kinder Morgan logo]
                  "ACQUISITIONS PROVIDE CASH ACCRETION

                  CASH ACCRETION TO KMP UNITHOLDERS OR ACQUISITIONS BASED ON VARIOUS MULTIPLES OF DISTRIBUTABLE CASH FLOW (a)

                  [Chart:]

                                                      5.0X           6.5X               8.0X           9.5X
                                                      ----           ----               ----           ----
                  Purchase Price                   $1,000.0M       $1,000.0M         $1,000.0M       $1,000.0M
                  Debt Issued @ 7.4%               $400.0M         $400.0M           $400.0M         400.0M
                  Units Issues @ $48.75            12.3M           12.3M             12.3M           12.3M
                  PRETAX CASH FLOW                 $200.0M         $153.8M           $125.0M         $105.3M
                  Less:
                  Interest                         ($29.6)M        ($29.6)M          ($29.6)M        ($29.6)M
                  $3.40 Dist on New Units          ($41.8)M        ($41.8)M          ($41.8)M        ($41.8)M
                  GP Dist on New Units             ($21.4)M        ($21.4)M          ($21.4)M        ($21.4)M
                  --------------------             --------        --------          --------        --------
                  Excess Cash Flow                 $107.2M         $61.0M            $32.2M          $12.5M
                  Less:
                  GP Share of Excess               ($53.6)M        ($30.5)M          ($16.1)M        ($6.3)M
                  ------------------               --------        --------          --------        -------
                  Cash Accretion                   $53.6M          $30.5M            $16.1M          $6.3M
                  CASH ACCRETION/UNIT              $0.67           $0.38             $0.20           $0.08

                  (a) Assumes acquisition financed 60% equity / 40% debt, pre-tax debt cost of 7.4%, a $3.40 annual distribution, a unit price of $48.75, and outstanding units of 79,812,000 (67,512,000 + 12,300,000 for the acquisitions)"

SLIDE:            [Kinder Morgan logo]
                  "ACQUISITION MATRIX

                  For a given dollar amount of acquisitions, KMP unitholders realize a significant amount of cash accretion per unit (a)*

                  [Chart:]

                  VALUE OF
                  ACQUISITIONS                       5.0X              6.5X             8.0X              9.5X
                  ------------                       ----              ----             ----              ----
                  $1000M                             $0.67             $0.38            $0.20             $0.08
                  $750M                              $0.52             $0.30            $0.16             $0.06
                  $500M                              $0.36             $0.21            $0.11             $0.04

                  TARGET $0.20 - 0.30

                  (a) Assumes acquisition financed 60% equity / 40% debt, pre-tax debt cost of 7.4%, a $3.40 annual distribution, a unit price of $48.75, and outstanding units of 79,812,000 (67,512,000 + 12,300,000 for the acquisitions)"
                  *The above figures regarding growth potential are based on various forward-looking assumptions made by the management of Kinder Morgan. While Kinder Morgan believes that these assumptions are reasonable, it can give no assurance that such results will materialize."

SLIDE:            "KINDER MORGAN

                  V.       KMI - OVERVIEW & STRATEGY"

SLIDE:            [Kinder Morgan logo]
                  "KINDER MORGAN, INC.
                  SEGMENT OVERVIEW

                  [Chart:]

                  MARKET POSITION

                  o        One of the largest midstream energy companies in U.S.
                  o        30,000 miles of natural gas and products pipelines

                  [Chart:]

                  FINANCIAL PROFILE (a)
                  ---------------------
                  o        Market Cap:          $4.6bn
                  o        Enterprise Value:    $8.2bn

                  [Chart:]

                  SEGMENT EARNINGS FOR THE FIRST 9 MONTHS OF 2000(b)
                  Power 5%
                  KMTP 4%
                  Retail 7%
                  KMP 24%
                  NGPL 60%

                  (a) Based on $40.00 price per share and $3.6Bn debt
                      outstanding
                  (b) Excludes amortization of excess investment for KMP"

SLIDE:            [Kinder Morgan logo]
                  "NATURAL GAS PIPELINE OF AMERICA
                  KMI SEGMENT PROFILE

                  o        TRANSPORT NATURAL GAS TO CHICAGO AND OTHER MIDWEST
                           MARKETS
                  o OVER 10,000 MILES OF PIPE AND 200 BCF OF STORAGE WITH PEAK DELIVERABILITY OF 5.7 BCF/DAY
                  o        RECENT 3-5 YEAR CONTRACT EXTENSIONS WITH LARGEST LDC
                           CUSTOMERS
                  o 3RD PARTY CONSTRUCTION OF GAS-FIRED POWER PLANTS IS EXPECTED TO DRIVE LONG-TERM GROWTH
                           - Over 3,000 MW attached in 2000
                           - Expect 3,000-4,000 MW annually for '01-'03
                  o        HUB AMERICA - DISTRIBUTE CANADIAN GAS THROUGHOUT U.S.
                           VIA BACKHAUL
                  o        HORIZON PIPELINE - JV WITH NICOR-EXTENSION TO
                           N. ILLINOIS
                  o        ADDITIONAL MARKET AREA EXTENSIONS EXPECTED"

                  [Map of central U.S. showing midwest markets]

SLIDE:            [Kinder Morgan logo]
                  "POWER
                  SEGMENT PROFILE

                  o        PLAN TO DEVELOP POWER GENERATING PLANTS ALONG GAS
                           PIPELINES
                  o ORION CONFIGURATION - INNOVATIVE PLANT DESIGN THAT CAN BE RAMPED UP OR DOWN QUICKLY
                           - Little Rock, AK project with Southern Company
                             (under construction)
                           - Jackson, MI project to serve Detroit (under
                             construction)
                           - Additional sites in TX, CO, IL
                  o        BENEFICIAL GE CONTRACT AND IMPACT OF DEVELOPMENT FEES
                  o        INTERESTS IN FOUR EXISTING PLANTS IN COLORADO"

                  [Map of central U.S. with Colorado, Nebraska and Wyoming shaded]

SLIDE:            [Kinder Morgan logo]
                  "RETAIL
                  KMI SEGMENT PROFILE

                  o PROVIDES NATURAL GAS TO APPROXIMATELY 225,000 RESIDENTIAL, COMMERCIAL, INDUSTRIAL AND AGRICULTURAL CUSTOMERS IN NEBRASKA, COLORADO AND WYOMING
                  o PROMOTE CHOICE GAS, WHICH UN-BUNDLES SUPPLIER OF GAS FROM TRANSPORTER
                  o 6-8% LOAD GROWTH ON WESTERN SLOPE OF COLORADO MITIGATED BY SLOWER GROWTH IN WY AND NE"

                  [Map of mid U.S. showing Retail]

SLIDE:            [Kinder Morgan logo]
                  "KINDER MORGAN TEXAS PIPELINE
                  KMI SEGMENT PROFILE

                  EXPECTED TO BE CONTRIBUTED TO KMP IN 4Q 2000
                  o PROCESSES, TRANSPORTS AND SELLS NATURAL GAS WITHIN THE TEXAS MARKET
                  o        MORE THAN 2,600 MILES OF PIPE
                  o PRIMARILY SERVES UTILITIES AND INDUSTRIAL CUSTOMERS IN THE HOUSTON AND SOUTHEAST TEXAS AREA
                  o        PROVIDES 35% OF ALL DELIVERIES INTO HOUSTON
                           METROPOLITAN AREA

                  o POSITIONED TO BENEFIT FROM TREMENDOUS GROWTH IN GAS-FIRED GENERATION; RECENTLY AGREED TO PROVIDE CALPINE 375,000 MMBTU/DAY FOR 10 YEARS"

                  [Map of Texas showing expected pipeline]

SLIDE:            [Kinder Morgan logo]
                  "KMI GROWTH OVERVIEW

                  o GENERAL PARTNER INCENTIVE STRUCTURE WILL DRIVE EARNINGS GROWTH IN FUTURE - Internal growth on KMP's pipes and terminals - Acquisition opportunities
                  o GROWTH IN GAS-FIRED POWER GENERATION - Near-term opportunities for KMI Power earnings growth - Longer-term growth for NGPL"

SLIDE:            [Kinder Morgan logo]
                  "KMI INTERNAL GROWTH

                  KMI BUSINESS SEGMENTS PROVIDE GROWTH GOING FORWARD*

                  [Chart:]

                  BUSINESS SEGMENT         COMMENTS
                  ----------------         --------
                  KMP Internal             KMI is expected to realize
                                           approximately 60% of KMP's
                                           internal growth ($27-$36M per Page
                                           17)
                  Power & Other            9 Months YTD growth of 25% (vs.
                                           99YTD) - future growth will meet
                                           or exceed if 2 Orion plants are
                                           built per year
                  NGPL                     Expect modest near-term growth as
                                           Alliance Pipeline comes online -
                                           long-term growth driven by new
                                           power generation

                  Retail             Long-term growth of 2-3%, expect better
                                     growth in '01 reflecting new weather hedges

                  Amount is annualized by multiplying segment earnings for the 9 months ended 9/30/00 by 1.33
                  Amount does not include amortization of excess cost
                  *The above figures regarding growth potential are based on various forward-looking assumptions made by the management of Kinder Morgan. While Kinder Morgan believes that these assumptions are reasonable, it can give no assurance that such results will materialize."

SLIDE:            [Kinder Morgan logo]
                  "KMI BENEFITS FROM KMP ACQUISITIONS

                  [Chart:]

                  KMP ACQUISITION ECONOMICS*

                                                        8.0X
                                                        ----
                  Purchase Price                     $1,000.0M
                  Debt Issued @ 7.4%                 $400.0M
                  Units Issued @ $48.75              12.3M
                  PRETAX CASH FLOW                   $125.0M
                  Less:
                  Interest                           ($29.6)M
                  $3.40 Dist. on New Units           ($41.8)M
                  GP Dist. on New Units              ($21.4)M
                  ---------------------              --------
                  Excess Cash Flow                   $32.2M
                  Less:
                  GP Share of Excess                 ($16.1)M
                  ------------------                 --------
                  Cash Accretion                     $16.1M
                  CASH ACCRETION/UNIT                $0.20

                  [Chart:]

                  KMI IMPACT*

                  GP Dist. on New Units              $21.4M
                  GP Share of Excess                 $16.1M

                  GP Accretion on Units Owned (a)     $2.8M
                  Less:
                  Cost of Capital on 2% Contribution ($1.0M)
                  ---------------------------------- -------
                  Pre Tax Earnings Benefit           $39.3M
                  Tax @ 40%                         ($15.7M)
                  ---------                         --------
                  After tax earnings benefit         $23.6M
                  --------------------------         ------
                  Avg Shares Outstanding - Q3          116M
                  ---------------------------          ----
                  NET EPS EFFECT/SHARE                $0.20

                  (a) Includes cash accretion on 14M L.P. units owned by KMI; assumes earnings accretion on L.P. units equals cash accretion *The above figures regarding growth potential are based on various forward-looking assumptions made by the management of Kinder Morgan. While Kinder Morgan believes that these assumptions are reasonable, it can give no assurance that such results will materialize."

SLIDE:            [Kinder Morgan logo]
                  "KMI - ACQUISITION MATRIX

                  For acquisitions completed at KMP, KMI stockholders receive a significant EPS contribution (a)*

                  [Chart:]

                  VALUE OF
                  ACQUISITIONS                       5.0X              6.5X             8.0X              9.5X
                  ------------                       ----              ----             ----              ----
                  $1000M                             $0.43             $0.29            $0.20             $0.14
                  $750M                              $0.33             $0.22            $0.15             $0.11
                  $500M                              $0.22             $0.15            $0.10             $0.07

                  TARGET $0.20 - 0.30

                  (a) Assumes acquisition financed 60% equity / 40% debt, pre-tax debt cost of 7.4%, a $3.40 annual distribution, a unit price of $48.75, and outstanding units of 79,812,000 (67,512,000 + 12,300,000 for the acquisitions)
                  *The above figures regarding growth potential are based on various forward-looking assumptions made by the management of Kinder Morgan. While Kinder Morgan believes that these assumptions are reasonable, it can give no assurance that such results will materialize."

SLIDE:            [Kinder Morgan logo]
                  "KMI GOING FORWARD

                  o COMFORTABLE WITH ANALYST CONSENSUS OF APPROXIMATELY $1.25 EPS FOR 2000
                  o NOW TARGETING HIGHER END OF PREVIOUSLY ANNOUNCED 20 - 30% EPS GROWTH FOR 2001

                  * The above figures regarding growth potential are based on various forward-looking assumptions made by the management of Kinder Morgan. While Kinder Morgan believes that these assumptions are reasonable, it can give no assurance that such results will materialize."